SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 17, 1998

                     Franklin Credit Management Corporation

                           Delaware 0-17771 75-2243266
----------------------------------------- ------------------------------------
           (State or other jurisdiction (Commission File (IRS Employer of incorporation) Number) Identification No.)



                  Six Harrison Street, New York, New York 10013
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (212) 925-8745



                                       N/A
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

On September 25, 1998, Franklin Credit Management Corporation,  through a wholly owned subsidiary, consummated the acquisition of a pool of $29,391,018 in faceamount of performing mortgage loans and related servicing rights, secured by single family residences, from HomeGold Inc. f/k/a Emergent Mortgage Corp., a South Carolina corporation ("Seller").
The loans acquired pursuant to the Loan and Real Estate Purchase Agreement with Seller include $2,689,572 face amount of30 year first mortgage loans and $26,701,446 face amount of 15 year second mortgage loans. The purchase price was $25,570,185, or 87% of face value, plus accrued interest of $338,283.

The purchase price was funded by a $26,213,504 term loan facility (the "Senior Debt") made available by The Citizens Banking Company, an Ohio corporation (the "Bank") pursuant to a Term Loan and Security Agreement. The Senior Debt has a maturity of three years, is amortized over a 20 year term and bears interest at the prime rate as reported in the Wall Street Journal (initially 8.5%), adjusted daily. In addition, a 1% finance fee and bank legal fees of $6,000 were included in the initial principal balance of the Senior Debt.

As collateral for the Senior Debt the Company pledged all of the loans acquired to the Bank. Additionally, the Company entered into Hypothecation Agreements pursuant to which the newly acquired loans cross-collateralize the Company's previously outstanding debt to the Bank and the collateral underlying such previously outstanding debt cross collateralizes the new Senior Debt.

The foregoing description is qualified in its entirety by reference to the full text of the Loan and Real Estate Purchase Agreement, dated as of September 17, 1998, by and between Franklin Credit Management Corporation and HomeGold Financial, Inc. f/k/a/ Emergent Mortgage Corp. which is filed herewith as
Exhibit 2.1, the Term Loan and Security Agreement between Emerge 64 Corporation (a wholly owned subsidiary of the Company) and The Citizens Banking Company which is filed herewith as Exhibit 10(e)(i) and the Hypothecation Agreements between the Company, certain of its wholly owned subsidiaries and The Citizens Banking Company which are filed herewith as Exhibit 10(e)(ii).

CERTAIN STATEMENTS CONTAINED IN THIS DOCUMENT MAY BE DEEMED FORWARD-LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY EVENTS OR
CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS. FOR MORE COMPLETE INFORMATION CONCERNING FACTORS WHICH COULD AFFECT THE COMPANY'S FINANCIAL RESULTS, REFERENCE IS MADE TO THE COMPANY'S REGISTRATION STATEMENTS, REPORTS AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  N/A

         (b)      Pro Forma Financial Information.

FRANKLIN CREDIT MANAGEMENT CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 1998

                                                                PRO FORMA
                               ACTUAL          PRO FORMA       AS ADJUSTED
ASSETS
    $               $                  $
CASH AND CASH EQUIVALENTS      3,884,053          36,900          3,920,953
RESTRICTED CASH                1,034,890                          1,034,890
NOTES RECEIVABLE:
     Principal               125,942,126      29,391,018        155,333,144
     Joint venture parti       (314,831)                          (314,831)
     Purchase discount      (16,455,338)     (3,783,932)       (20,239,270)
     Allowance for loan     (24,447,544)                       (24,447,544)
                         ---------------------------------------------------
        Net notes recei      84,724,413       25,607,086        110,331,499


LOANS HELD FOR SALE            3,100,027                         3,100,027
ACCRUED INTEREST RECEIVABLE    1,120,813        338,283          1,459,096
OTHER REAL ESTATE OWNED        9,255,949                         9,255,949
OTHER RECEIVABLES              1,162,413                         1,162,413
DEFERRED TAX ASSET             2,121,596                         2,121,596
OTHER ASSETS                   1,341,853                         1,341,853
BUILDING, FURNITURE AND          673,273                           673,273
DEFERRED FINANCING COSTS       1,262,933         268,135         1,531,068
                         ---------------------------------------------------
  TOTAL ASSETS
                              109,682,213      26,250,404       135,932,617
                          ===================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
ACCOUNTS PAYABLE AND ACCRUED  3,245,262          36,900          3,282,162
LINES OF CREDIT               3,645,246                          3,645,246
NOTES PAYABLE                96,597,286      26,213,504        122,810,790
203(K) REHABILITAION            153,849                            153,849
SUBORDINATED DEBENTURES         730,575                            730,575
NOTES PAYABLE, AFFILIATES       375,386                            375,386
DEFERRED TAX LIABILITY        2,201,391                          2,201,391
                          ---------------------------------------------------
TOTAL LIABILITIES           106,948,995      26,250,404        133,199,399
                          ---------------------------------------------------

STOCKHOLDERS' EQUITY
common Stock,  $.01
par value, 10,000,000
authorized  shares;
issued and outstanding
1998 and 1997:
  5,516,527                     55,167                             55,167
Additional paid-in capital   6,989,968                          6,989,968
Accumulated deficit         (4,311,917)                        (4,311,917)
                           ---------------------------------------------------
       Total stockholders'   2,733,218               0          2,733,218
                           ---------------------------------------------------

TOTAL LIABILITIES AND      109,682,213           26,250,404    135,932,617
 STOCKHOLDER EQUITY        ===================================================


FRANKLIN CREDIT MANAGEMENT CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998

                                                               PRO FORMA
                                 ACTUAL        PRO FORMA      AS ADJUSTED
REVENUES:
             Interest Income      3,291,028   2,092,640        5,383,668
             Purchase discount    2,347,885     240,607        2,588,492
             Gain on sale                 0                            0
             Gain on sale OriginLns 548,282                      548,282
             (Loss)on sale reo    (149,675)                    (149,675)
             Rental Income         410,364                      410,364
             Other                 418,420                      418,420
                              -----------------------------------------------
                              6,866,304      2,333,247         9,199,551
                             -----------------------------------------------

OPERATING EXPENSES:
            Interest expense      4,559,544      1,106,885         5,666,429
            Collection, g&A       3,392,713                        3,392,713
            Provision for loan       31,391                           31,391
            Banking service fees          0                                0
            Amortization of defer   137,762          2,552           140,314
            Depreciation             48,798                           48,798

                              -----------------------------------------------
                                  8,170,208      1,109,437         9,279,645
                              -----------------------------------------------


INCOME (LOSS) BEFORE PROVISION FOR INCOME
TAXES                            (1,303,904)      1,223,810          (80,094)
                               -----------------------------------------------

BENEFIT (PROVISION)FOR INCTAXES          0                0                 0
                               -----------------------------------------------
NET INCOME (LOSS)                (1,303,904)       1,223,810         (80,094)
                               ===============================================
NET INCOME (LOSS) PER COMMON SHARE:
                    Basic           (0.24)             0.22            (0.02)
                    Dilutive        (0.24)             0.22            (0.02)
                               ===============================================
WEIGHTED AVERAGE NUMBER OF SHARES
 OUTSTANDING                      5,516,527      5,516,527         5,516,527
                                ===============================================


(c)      Exhibits.

         2.1 Loan and Real Estate Purchase Agreement, dated as of September 17, 1998 by and among
                           Franklin  Credit  Management  Corporation  and
HomeGold  Financial  Inc.  f/k/a Emergent
                           Mortgage Corp.

         10(e)(i)          Term Loan and Security  Agreement  between  Emerge 64
                           Corporation   (a  wholly  owned   subsidiary  of  the
                           Company) and The Citizens Banking Company.

         10(e)(ii)         Hypothecation Agreements between the Company, certain
                           of its wholly  owned  subsidiaries  and The  Citizens
                           Banking Company.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



October 2, 1998            FRANKLIN CREDIT MANAGAGMENT CORPORATION


                           By:   /s/ Thomas J. Axon
                               Thomas J. Axon
                    President and Chief Executive Officer

Exhibits Index

2.1 Loan and Real Estate Purchase Agreement, dated as of September 17, 1998 by and among Franklin
                  Credit Management Corporation and HomeGold Financial Inc. f/k/a Emergent Mortgage Corp.

10(e)(i)          Term Loan and Security Agreement between Emerge 64
 Corporation (a wholly owned subsidiary of
                  the Company) and The Citizens Banking Company.

10(e)(ii)         Hypothecation  Agreements between the Company,  certain of its
                  wholly owned subsidiaries and The Citizens Banking Company.

Exhibit 2.1 Loan and Real Estate Purchase Agreement, dated as of September 17, 1998 by and among Franklin
                  Credit Management Corporation and HomeGold Financial Inc. f/k/a Emergent Mortgage Corp.



                     FRANKLIN CREDIT MANAGEMENT CORPORATION

                                    Purchaser

                                       and

                            HOMEGOLD FINANCIAL, INC.
                                     f/k/a
                             EMERGENT MORTGAGE CORP.
                                     Seller



                     LOAN AND REAL ESTATE PURCHASE AGREEMENT


                         Dated as of September 17, 1998










F:\USR\AHR\FRANKLINCREDIT\homegoldcontract

                                TABLE OF CONTENTS


ARTICLE I......................................................       ..1
DEFINITIONS.............................................................1

ARTICLE II..............................................................3
CONVEYANCE OF MORTGAGE LOANS AND REAL ESTATE;FILE; PRICE; BOOKS AND RECORDS..3
Section 2.01 Agreements to Purchase and Sell. ...............................3
-------------------------------
Section 2.02 Conveyance of Mortgage Loans and Real Estate....................4
--------------------------------------------
Section 2.03 Purchase Price..................................................4
--------------
Section 2.04 Release of Documents.......................................

ARTICLE III..................................................................5
REPRESENTATIONS AND WARRANTIES;REMEDIES AND BREACH...........................5
Section 3.01 Seller Representations and Warranties...........................5
Section 3.02 Purchaser Representations and Warranties........................6
Section 3.03 SellersRepresentations and Warranties Regarding Mortgageate ....7
Section 3.04 SellersRepresentations and Warranties Regarding Real............8
Section 3.05 Remedies for Breach of Representations and Warranties...........8
Section 3.06 Indemnification.................................................9

ARTICLE IV...................................................................9
SERVICING....................................................................9
Section 4.01 Conveyance of Servicing.........................................9
-----------------------
Section 4.02 Custodial and Escrow Accounts...................................9
-----------------------------
Section 4.03 Borrower Notices...............................................10
----------------ction 4.04 Correspondence, etc..............................10
-------------------
Section 4.05 Notices to Insurers............................................10
-------------------
ARTICLE V...................................................................10
CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER........................10
5.01 Representations and Warranties True....................................10
5.02 Performance of Covenants...............................................10

ARTICLE VI..................................................................10
CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER...........................10
6.01 Representations and Warranties True....................................10
6.02 Performance of Covenants...............................................10
RTICLE VII..................................................................11
TERMINATION.................................................................11

ARTICLE VIII................................................................11
MISCELLANEOUS PROVISIONS....................................................11
Section 8.01 Amendment......................................................11
---------
Section 8.02 Governing Law; Consent to Jurisdiction.........................11
--------------------------------------
Section 8.03 Notices........................................................11
-------
Section 8.04 Severability of Provisions.....................................12
--------------------------
Section 8.05 Further Assurances.............................................12
------------------
Section 8.06 Successors and Assigns.........................................12
----------------------
Section 8.07 Execution......................................................13
---------
Section 8.08 Entire Agreement...............................................13
----------------


                                    EXHIBITS

EXHIBIT A-1                LOAN SCHEDULE
EXHIBIT A-2                REAL ESTATE SCHEDULE
EXHIBIT B                  FORM OF BILL OF SALE
EXHIBIT C                  FORM OF OFFICER?S CERTIFICATE OF SELLER
EXHIBIT D                  FORM OF OFFICER?S CERTIFICATE OF PURCHASER

                     LOAN AND REAL ESTATE PURCHASE AGREEMENT

         This is a Loan and Real Estate Purchase Agreement for mortgage loans and real estate, dated and effective as of September 17, 1998 and is executed between HomeGold Financial, Inc. f/k/a Emergent Mortgage Corp., a South Carolina corporation, as seller (the ?Seller) and Franklin Credit Management Corporation, a Delaware corporation, as purchaser (the ?Purchaser).

                               W I T N E S S E TH

         WHEREAS, the Purchaser has agreed to purchase from the Seller and the Seller has agreed to sell to the Purchaser certain one to four-family residential performing and non-performing mortgage loans and/or certain real estate upon which the Seller foreclosed or otherwise enforced its first mortgage lien.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Seller, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Agreement: This Loan and Real Estate Purchase Agreement , together with all exhibits and schedules appended hereto, as well as all amendments hereof and supplements hereto.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the absolute transfer of the Mortgage to the Purchaser.

         Business Day: Any day other than ( i) a Saturday or Sunday, or (ii) a day on which federal savings banks are authorized or obligated by law or executive order to be closed or (iii) a day on which banks in either North Carolina, South Carolina or New York are authorized or obligated by law or executive order to be closed.

         Closing Dates: September 17, and September 25,1998 (in two separate fundings) or a Business Day prior thereto as may hereafter be agreed upon by the Purchaser and the Seller.

         Collateral Agreements:  With respect to Mortgage Loans, any Assignments
of  Leases,  Rents,   Management  Agreements  or  similar  collateral  agreement providing security for the Mortgage Loan.

         Cut-Off Dates: The close of business on September 16, and September 24, 1998 as they relate to the two
         --------------
funding dates.

         Deed: A Special Warranty or Bargain and Sale deed of title (or equivalent deed) executed by the Seller in favor of the Purchaser, in recordable form, and sufficient under the laws of the jurisdiction wherein the related Real Estate Property is located to cause, upon its due recordation, the transfer to Purchaser of simple title to the Real Estate Property designated therein.

         Escrow Account: An account maintained by the Seller for the deposit of taxes, insurance premiums, replacement or similar reserves maintained by or on behalf of Seller, as a mortgagee (other than principal and interest payments), as required or permitted under the Mortgage Note, Mortgage or any other agreement with a Mortgagor.

         Loan Schedule: A schedule of Mortgage Loans annexed hereto as Exhibit A-1.

          Mortgage : The Mortgage , deed of trust or other instrument securing a Mortgage Note, which creates a lien on an estate in fee simple with real property securing the Mortgage Note.

         Mortgage Note : The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         Mortgagor:  The obligor on a Mortgage and Mortgage Note.

         Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Loan.

         Net Receipts: The amount (if any) by which any rents, or other revenues received by or on behalf of the Purchaser with respect to a Real Estate Property exceed any permitted Expenses incurred by the Purchaser for such Real Estate Property.

         Permitted Expenses: The following expenses, only to the extent such expenses have not been previously recovered and paid to unaffiliated (to either the Seller or the Purchaser) third parties, and such expenses are reasonable for the types of goods and services provided in that geographic area :

         (1)      real estate taxes, assessments, water and sewer charges;

         (2)      premiums for casualty and other insurance;

         (3)      utility costs

         (4)      reasonable out-of-pocket maintenance and repair expenses; and

         (5)      Receivership fees, if any.

         Personal Property: All items of tangible personal property attached to, located in or on, or otherwise used in any way in connection with a Real Estate Property as of the date hereof and owned by the Seller.

         Purchase Price: The amount to be paid in immediately available funds to the Seller by the Purchaser as provided in Section 2.03 hereof.

         Purchaser: Franklin Credit Management Corporation, its assigns or its successor in interest.

         Real Estate or Real Estate Property: Real Estate means, collectively, the real estate acquired by Seller through foreclosure (or by deed in lieu of foreclosure) of a Mortgage Loan owned by Seller and to be sold to Purchaser pursuant to this Agreement.

         Real Estate File: With respect to each Real Estate Property, any and all documents, instruments, recorded information and records within Seller? custody or control pertaining to such Real Estate Property.

         Repurchase Price: With respect to any Mortgage Loan, a price equal to the Purchase Price set forth in the Loan Schedule, reduced by all amounts previously received by or on behalf of the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal or advances made by the Seller prior to the Cut-off- Date. With respect to any Real Estate Property, a price equal to the Purchase Price set forth in the Real Estate Schedule, minus any Net Receipts, plus any reasonable fees and costs incurred by the Purchaser in reconveying the Real Estate Property to the Seller.

         Seller: HomeGold Financial, Inc. or its successor in interest.

         Servicing File: Any and all information regarding the administration, servicing and collection of the Mortgage Loans, including but not limited to the payment histories, collector comments, copies of checks received and written correspondence whether performed by, and/or in the possession of, the Seller or an independent third party loan servicing entity.


                                   ARTICLE II

                  CONVEYANCE OF MORTGAGE LOANS AND REAL ESTATE;
                         FILE; PRICE; BOOKS AND RECORDS

         Section 2.01  Agreements to Purchase and Sell.

         (a) Subject to the terms and conditions, and in reliance upon the representations and warranties, herein set forth, the Seller hereby agrees to sell, assign, set over and convey to the Purchaser and the Purchaser agrees to purchase on the Closing Date all of the Seller? right, title and interest in and to the Mortgage Loans, on a servicing released basis. Upon the receipt of the Purchase Price by the Seller, ownership of the Mortgage Loans, the Mortgage Loan Files and the Servicing Files shall be immediately deemed transferred to and vested in the Purchaser, irrespective of the date the assignment of Mortgage may be recorded.

         (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Seller hereby agrees to sell, transfer, assign, set over and convey to the Purchaser and the Purchaser agrees to purchase, on the Closing Date, all right, title and interest of the Seller in and to the Real Estate. The ownership of the Real Estate and the contents of the related Real Estate File shall immediately be deemed transferred to and vested in the Purchaser as of Seller? receipt of the Purchase Price, irrespective of the date the assignment of Mortgage may be recorded.

         (c) To the extent applicable with respect to a Real Estate Property, the following shall be apportioned between the Seller and the Purchaser as of the Cut-Off- Date:

         (i) taxes, assessments, water charges and sewer rents, on the basis of the fiscal period for which assessed;

         (ii) rents, use and occupancy payments or other sums paid to Seller by any occupant or licensee of the Real Estate Property; and,

         (iii)    gas,  electricity,   fuel  oil  or  any  other  utility  costs
                  associated with the operation of the Real Estate Property which are billed directly to the Seller.

         (iv)     casualty and other insurance premiums.

         Section 2.02  Conveyance of Mortgage Loans and Real Estate

         (a) For each Mortgage Loan, the Seller shall deliver the original Mortgage Note to the Purchaser, endorsed in blank or to the Purchaser? designee, (or, if approved in writing by Purchaser in advance of the Closing Date, an affidavit of lost instrument) and an individual recordable Assignment of Mortgage in blank or to the Purchaser?s designee.


         (b) For each Real Estate Property, the Seller shall deliver a Deed to the Purchaser or to the Purchaser?s designee, together with any and all instruments, affidavits, certifications and or transfer tax returns required by the jurisdiction wherein the Real Estate is located in order to properly record the Deed and convey free and clear marketable title of the Real Estate to the Purchaser. Additionally, if Purchaser shall elect to have a licensed title insurer insure title of the real Estate to Purchaser, the Seller shall provide any other documents or instruments reasonably requested by the title insurer.

         (c) For any related Personal Property, the Seller shall deliver an executed Bill of Sale in substantially the form of Exhibit B attached hereto.

         (d) If requested by Purchaser in advance of the Closing Date, the Seller shall deliver an assignment of the Seller?s interest in any right to purchase a Real Estate Property, as the successful bidder at the foreclosure sale, which assignment will entitle the Purchaser to receive a Sheriff?s Deed pertaining to such Real Estate Property.


         Section 2.03  Purchase Price.

         Before 2:00 p.m., Eastern Standard Time on the Closing Date, the Purchaser shall pay to the Seller by wire transfer of immediately available funds:

         (a) for each Mortgage Loan, the Purchase Price set forth in the Loan Schedule (which the Seller represents will be an amount equal to eighty seven percent (87%) of the unpaid Principal balance thereof, as of the Cut-Off Date), the total of which mortgage loans purchased hereunder is $ 29,391,017.66 (the exact unpaid Principal amount of Loans to be purchased is listed on the attached Exhibit A-2)

         (b) the Purchase Price for each Real Estate Property set forth in the Real Estate Schedule.

         Principal and interest payments received after the Cut - Off Date (regardless of when due) shall belong to the Purchaser and, if the Seller receives such payments, the Seller shall forward such payments, as well as any interest payments received by the Seller prior to the Closing Date but attributable to the period after the Cut-off Date, to the Purchaser within five
(5) business days of receipt.

         Any errors in calculating the Purchase Price at the Closing Date shall be corrected immediately upon discovery of the error and the appropriate payment shall be paid by the party that benefited from such errors to the party adversely affected by such errors.


         Section 2.04 Release of Documents. Immediately upon receipt of the Purchase Price, the Seller shall release the Real Estate Files, the Mortgage Loan Files and the Servicing Files to the Purchaser. The Purchaser may direct the Seller to deliver such documents, at the Purchaser?s expense, to the Purchaser or its agent.

         Section 2.05  Recording Fees, Title Policy Endorsements and
 Continuations.

         The Purchaser shall be responsible for recording all Deeds, assignments, and other instruments, including any assignment of any UCC financing statements included in the Mortgage Loan Files. All recording fees incurred shall be paid by the Purchaser. The Seller shall pay any real estate transfer taxes required for the conveyance of each Real Estate Property. The Seller shall prepare and execute any appropriate UCC Form 3 with respect to collateral securing any Mortgage Loan (when applicable).



                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES AND BREACH

         Section 3.01  Seller Representations and Warranties.

         The Seller represents and warrants to the Purchaser that as of the date hereof and, as of the Closing Date, the following shall be true, complete and correct:

         (a) Duly Organized; Good Standing; Duly Licensed and Qualified. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of South Carolina.

         (b) Due Authority and Binding Obligation. The Seller has the full power and authority to execute and deliver this Agreement and has been duly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms.

         (c) No Conflicts. The execution and delivery of this Agreement or compliance with the terms and conditions of this Agreement will not materially conflict with or result in a material breach of any of the terms, conditions or provisions of the Seller?s articles, charter or bylaws, or violate the terms of any contract, agreement or other instrument to which the Seller or any of its assets may be subject.

         (d) Ability to Perform. As of the date hereof, the Seller knows of no reasons as to why it may not be able to fully perform each and every covenant contained in this Agreement.

         (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the Seller?s knowledge, threatened against the Seller which will, accept as disclosed, adversely affect the Mortgage Loans and Real Estate, the execution, delivery or enforceability of this Agreement, or which may hereafter have a materially adverse effect on the financial condition of the Seller.

         (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement.

         (g) No Bulk Sale. The transfer, assignment and conveyance of the Mortgage Loans and Real Estate Property by the Seller pursuant to this Agreement are in the ordinary course of the Seller?s business and are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction. Seller is not transferring the Mortgage Loans and/or Real Estate Property with an intent to hinder, delay or defraud any of its creditors. Seller is solvent and will not be rendered insolvent by the sale of any of the Mortgage Loans or Real Estate Property.

         (h) No Broker. The Seller and Purchaser mutually represent and warrant to each other that
 no   broker,   finder   or   intermediary   other   than   NONE  has   brought
   about   this   transaction.   The
Seller agrees to pay the fees due NONE pursuant to a separate agreement. In the event any claim is made by any other broker, finder or intermediary for a commission or fee as a result of acts or actions of either the Seller or the Purchaser with respect to the within transaction, such party shall indemnify and hold the other safe and harmless from any and all such costs, claims or expense arising therefrom. These representations shall survive the Closing.


         The representations and warranties of this Section shall survive the execution of this Agreement and any subsequent transfers of each Mortgage Loan and the delivery of any Deed relating to a Real Estate Property for a period of twelve months after closing.


         Section 3.02  Purchaser Representations and Warranties.

                  The Purchaser represents and warrants to the Seller that as of the Closing Date, the following shall be true, complete and correct:

         (a) Duly Organized; Good Standing; Duly Licensed and Qualified. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (b) Authority and Binding Obligation. The Purchaser has the full power and authority to execute and deliver this Agreement and has been duly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Purchaser; and all requisite corporate action has been taken by the Purchaser to make this Agreement valid and binding upon the Purchaser in accordance with its terms.

         (c) No Conflicts. The execution and delivery of this Agreement and compliance with the terms and conditions of this Agreement, will not conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser?s articles, charter or bylaws, or violate the terms of any contract, agreement or other instrument to which the Purchaser or any of its assigns may be subject.

         (d) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of Purchaser?s knowledge, threatened against the Purchaser which may adversely affect the purchase of the Mortgage Loans and Real Estate or the execution, delivery or enforceability of this Agreement, or which would have a materially adverse effect on the financial condition of the Purchaser. .
         (e) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of this Agreement.

         The representations and warranties of this Section shall survive the execution of this Agreement and any subsequent transfers of each Mortgage Loan and the delivery of any Deed relating to a Real Estate Property.

         Section 3.03 Seller?s Representations and Warranties Regarding Mortgage Loans and Real Estate.

         The Seller hereby represents and warrants that, as to each Mortgage Loan and Real Estate, as of the date hereof and as of the Closing Date, the following shall be true, complete and correct:

         (a) Sole Owner; Authority. The Seller (i) is the owner and holder of the Mortgage Loan, the related Mortgage Note and Mortgage, and/or the Real Estate Property, (ii) the same are not assigned, pledged or mortgaged to any entity other than Seller, and (iii) the Seller has the full right to transfer and sell the Mortgage Loan and/or Real Estate Property to the Purchaser.

         (b) No Encumbrances. That by its execution and delivery to Purchaser of the Assignment of Mortgage and/or Deed, the Seller shall transfer and convey to Purchaser all of Seller?s right, title and interest to each Mortgage Loan and/or Real Estate Property (including marketable and insurable title to such Real Estate Property), free and clear of any and all liens, claims, encumbrances or security interests of any kind or nature whatsoever, of which Seller has written notice, including any junior or subordinated liens or encumbrances.

         (c) Loan Schedule Data. That all information set forth in the Loan Schedule appended hereto is complete and correct in all material respects, including, without limitation, the Mortgagor?s name, property address, current unpaid principal balances, lien priority and delinquent tax information.

         (d) Enforceable Loan. The Mortgage Note and the related Mortgage and the Collateral Agreements are valid and enforceable obligations of the Mortgagor, subject to applicable to bankruptcy, reorganization and similar laws affecting creditor? rights generally and are free of any and all valid right of rescission, set-off, counterclaim or defense.

         (e) Valid Lien. In the case of Mortgage Loans, the Mortgage is a valid, existing and enforceable lien on the related Mortgaged Property, having at least the priority indicated in the Loan Schedule, subject only to (i) liens for current real estate taxes and/or assessments not yet due and payable and (ii) covenants, easements and other matters of public record as of the date of recording of such Mortgage.

         (f) No Modifications. Except as reflected in the Mortgage Loan File and or the Loan Schedule, the related Mortgage and Mortgage Note and the Mortgagor?s obligations thereunder, have not been impaired, waived, discharged, released or modified in any material respect.

         (g) No Condemnation. Seller has no knowledge of any pending or threatened proceeding for the total or partial condemnation of the related Mortgaged Property or Real Estate Property.

         (h) No Defenses/Bankruptcy Filings. The Seller has no knowledge that any person obligated on any Mortgage Loan, including the Mortgagor, has (i) asserted any defense, counterclaim, off-set, set-off or right of rescission with respect to the obligations under any Mortgage Note or Mortgage, irrespective of whether or not such claim is valid, or (ii) has filed a petition in bankruptcy or for protection under any other Federal or State debtor relief law prior to the Cut-Off -Date except as reflected on the Loan Schedule or any other schedule attached hereto.

         (i) Material Facts and Representations. The Purchaser has been provided all documents, records and other information available to the Seller relating to the Mortgage Loans and Real Estate Property. No information, certificate, statement, or written report delivered to the Purchaser in connection with this Agreement, or any other schedule, exhibit, report or File required hereunder, contains or shall contain any untrue statement of material fact or omit to state a material fact necessary to make the information contained herein or in any certificate, schedule, exhibit, statement, report or File misleading.

         (j) Mortgaged Property. No Mortgaged Property is of a type that is generally known as a mobile or manufactured home.

         Section 3.04 Seller?s Representations and Warranties Regarding Real Estate.

         The Seller hereby represents and warrants that, as to each Real Estate Property, as of the date hereof and as of the Closing Date, the following shall be also true, complete and correct:

         (a) No Rights of Occupancy. Except as set forth in any exhibit or schedule appended hereto, there are no persons or entities who have a right to possess or occupy any Real Estate Property for a period beyond 45 days from the Closing Date. As of the Closing Date, Seller shall deliver all agreements relating to the use and occupancy of any Real Estate Property, as well as any security deposits relating thereto.

         (b) Environmental Issues or Hazardous Substances. The Seller has no knowledge of any past or present existence of any hazardous substances, hazardous materials or toxic substances (as defined in any Federal, State or local law, rule or regulation relating to such matters, including any air and/or water pollution laws) on or about the Real Estate Property or emanating therefrom, or of any other matters which may foreseeably lead to Purchaser having to expend any funds (including expert and professional fees) as a result of any such matters or condition or about the Real Estate Property as of, or prior to, the Closing Date.

         (c) Structural Matters. Seller has fully disclosed to Purchaser any material structural issues relating to any Real Estate Property. A ?material structural issue? shall exclude ordinary conditions relating to the wear and tear Real Estate and be limited to the roof, floor and outside walls ( i ) any condition or matter which may foreseeably lead to Purchaser having to expend funds in excess of $10,000.00 (including for expert and professional fees) within the ensuing 12 months as a result thereof or (ii) which may affect the insurability of the Real Estate or the rates charged therefore. The Purchaser will have the right to reasonably review the cost of any material structural issue.

         (d) Compliance with Laws To the best of Sellers knowledge and belief, each Real Estate Property complies with all applicable laws, rules and regulations governing such Real Estate Property and the use thereof, to the extent known to Seller.

         Section 3.05  Remedies for Breach of Representations and Warranties.

         Upon discovery by the Purchaser of a breach or inaccuracy of any of the representations and warranties of Section 2.03, 3.01, 3.03 and 3.04 which materially and adversely affects the value of the Mortgage Loans or Real Estate or the interest of the Purchaser in such Mortgage Loans or Real Estate , the Purchaser shall give written notice to the Seller within 15 days thereof.

         Within 45 days of such notice to the Seller of any breach or inaccuracy of a representation or warranty, the Seller shall either have fully and substantially cured such breach or inaccuracy in all material respects or, if such breach or inaccuracy cannot be completed within 45 days, the Seller will commence curing within 45 days and proceed with due diligence immediately upon the expiration of such 45 days, repurchase the affected Mortgage Loan or Real Estate Property at the Repurchase Price. The Repurchase price must be paid in the same manner as required hereunder with respect to the Purchase Price. Upon Purchaser?s receipt of the Repurchase Price, it shall re-convey the Mortgage Loan or Real Estate to Seller, at Seller?s sole reasonable cost and expense.

         Notwithstanding the foregoing, in the event of a breach of the representation or warranty made in Section 3.03(j), in addition to the repurchase obligations set forth herein, Purchaser shall have the right to demand in writing that the Seller repurchase such loan and advise the Seller of its valuation of each such Loan ("Special Repurchase"). Upon such notification of the Special Repurchase, Seller, at Sellers option, shall either: (a) pay the Purchaser the difference between the adjusted price, and the price attributed to such loan on the Closing Date, or (b) repurchase the Loan at the Repurchase Price in accordance with the repurchase procedures set forth herein.

         Except as set forth in Section 3.06, it is agreed that the obligations of the Seller set forth herein to cure or repurchase a Mortgage Loan or Real Estate Property constitute the sole remedies of the Purchaser respecting a breach or inaccuracy of the representations and warranties of Sections 2.03, 3.01, 3.03 and 3.04.

         Section 3.06      Indemnification.

         (a) In the event that the provisions of Section 3.05 are inadequate therefor, the Seller shall indemnify and hold Purchaser harmless from and against any and all claims, costs, liabilities and expenses (including reasonable counsel fees) with respect to its liabilities and obligations arising out of or relating to any intentional breach of the representations or warranties contained in this Agreement which claims, costs, liabilities and expenses cannot be avoided by the Seller?s compliance with the Repurchase provisions hereof.

         (b) Purchaser hereby agrees to indemnify and hold the Seller harmless from and against, any and all claims, costs, liabilities and expenses (including reasonable counsel fees) with respect to its liabilities and obligations arising out of or relating to any breach of the Purchaser?s representations or warranties contained in this Agreement, or any actions taken or suffered by Purchaser subsequent to the Closing, except as specifically set forth herein.



                                   ARTICLE IV


                                    SERVICING

         Section 4.01 Conveyance of Servicing. On the Closing Date or as soon thereafter as practicable (consistent with applicable law and the Borrower Notices described in Section 4.03 below) but in no event later than 25 days after the Closing Date, the Seller shall transfer to Purchaser all rights to, and the Purchaser shall assume all liability and responsibility for (subject to the terms of this Section), the servicing of the Mortgage Loans.

         Section 4.02 Custodial and Escrow Accounts. Mortgagor escrow payments held in an Escrow Account shall be transferred from the custody of the Seller to the custody of the Purchaser upon the transfer of servicing duties, as set forth below.

         Section 4.03 Borrower Notices. The Seller shall notify each Mortgagor of the transfer of the servicing duties with respect to the Mortgage Loan and the new address to which payments on such Mortgage Loan should be sent within 10 business days of the Closing Date (in the form attached as Exhibit E). Any notice required to be sent by the Seller or the Purchaser pursuant to this subsection shall comply with the requirements of applicable law and the Mortgage, and the Mortgage Note, as applicable.

         Section 4.04 Correspondence, etc. Except as otherwise provided herein, the Seller shall forward to Purchaser all Mortgagor correspondence or documentation related to the Mortgage Loans or Real Estate received by the Seller after the transfer of servicing duties.

         Section 4.05 Notices to Insurers. The Seller shall, where notification is required by the terms of the applicable policy within thirty (30) calendar days after the Closing Date, provide written notice of the Sale of the Mortgage Loans and Real Estate to any insurer and shall send duplicates of such notices to the Purchaser.




                                    ARTICLE V


              CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER

         The obligation of the Purchaser to effect the closing hereunder is subject to the satisfaction (or waiver by the Purchaser) of all of the following conditions on or prior to the Closing Date.

         5.01 Representations and Warranties True. The representations and warranties of the Seller contained herein shall be true and accurate in all material respects as of the Closing Date.

         5.02 Performance of Covenants. The Seller shall have performed and complied in all material respects with each and every covenant and condition required by this Agreement prior to or on the Closing Date.




                                   ARTICLE VI

                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER

         The obligation of the Seller to effect the closing hereunder is subject to the satisfaction (or waiver by the Seller) of all of the following conditions on or prior to the Closing Date.

         6.01 Representations and Warranties True. The representations and warranties of the Purchaser contained herein shall be true and accurate in all material respects as of the Closing Date.

         6.02 Performance of Covenants. The Purchaser shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement prior to or on the Closing Date.

                                   ARTICLE VII

                                   TERMINATION

         This Agreement may be terminated (such termination to be effected by notice of termination being delivered by Seller or Purchaser, respectively) at any time prior to or on the Closing Date.

         (a) Mutual; Consent. By mutual written consent of Seller and Purchaser

         (b) Closing Deadline. By Purchaser or Seller if the Closing has not occurred on or prior to September 30,1998, provided, however, that the failure of the Closing to occur is not the result of the terminating party?s material breach of its covenants, agreements, representations or warranties hereunder; or

         (c) Failure of Conditions. By either Seller or Purchaser by notice given to the other at any time prior to the Closing Date if the other party does not fulfill a material condition to its performance, representation, warranty, covenant, agreement or other obligation or breach, that cannot be cured within 30 days of the Closing Date.

         The right to terminate this Agreement shall not be the exclusive remedy of the party with the right to terminate.



                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         Section 8.01 Amendment. This Agreement may be amended from time to time by the parties pursuant to a written agreement signed by the Seller and the Purchaser.


         Section 8.02 Governing Law; Consent to Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of New York without regard to any principles of conflict of laws. The Purchaser and the Seller each hereby agree that any LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AGREEMENT, OR ANY OF THE AGREEMENTS, DOCUMENTS OR INSTRUMENTS DELIVERED IN CONNECTION WITH THIS AGREEMENT MAY ONLY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, located in the County of New York, and, by execution and delivery hereof, the Purchaser and the Seller each accepts and consents to, for itself and in respect to its property, generally and unconditionally, the jurisdiction of the aforesaid courts with respect to any action or proceeding brought by the Purchaser and/or Seller against one another.


         Section 8.03 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when sent to the intended recipient, in writing within three (3) business days after same is deposited in the U.S. Mail (certified mail, return receipt requested), or delivered to the premises of the addressee, or other address as may hereafter be furnished in writing by one party to the other party to this Agreement:

                  (a)      if  to the Seller:

                  HomeGold Financial, Inc.
                  3901 Pelham Rd.
                  Greenville, SC 29615
                  Attn: Kevin Quinn




                  With a copy to:







         (b)      if to the Purchaser:

                  Franklin Credit Management Corp.
                  6 Harrison St. -6th Floor
                  New York, NY 10013
                  Attention: Steve Hague

                  With a copy to:

                  Franklin Credit Management Corp.
                  6 Harrison St. -6th Floor
                  New York, NY 10013
                  Attention: Joseph Bartfield

         Section 8.04 Severability of Provisions: If any provision, or part thereof of this Agreement is invalid or unenforceable under any law such provision, or part thereof , shall be deemed severable from the remaining provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 8.05 Further Assurances: The parties hereto agree that at any time, and from time to time, each will upon the written request of the other, execute and deliver any further instruments or documents as may be reasonably necessary to effectuate the purposes hereof.

                  Section 8.06 Successors and Assigns : This Agreement, and the representations and warranties contained herein shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns with respect to this Agreement, as well as each Mortgage Loan and Real Estate Property. This Agreement may not be assigned by the Seller or the Purchaser, provided, however, that the Purchaser may, with the Sellers consent (not to be unreasonably withheld) collaterally assign this Agreement to a lender if required to finance the purchase of the Mortgage Loans and Real Estate Property.

         Section 8.07 Execution: This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

         Section 8.08 Entire Agreement: This Agreement, together with the schedules and exhibits attached hereto and the documents referred to herein, including any amendments thereto, or executed concurrently herewith, constitute the entire Agreement between the parties hereto with regard to the subject matter hereof; and there are no prior agreements, understandings, restrictions, warranties or representations between the parties with respect thereto.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


SELLER:
                            HOMEGOLD FINANCIAL, INC.



                                  By: /s/ Laird
                                     Minor
                  Date:_10/1/98__________________ Name: Laird
                                     Minor
                              Title: Executive Vice
                                   President

                                   PURCHASER:

                           FRANKLIN CREDIT MANAGEMENT
CORPORATION


             Name:  Stephen   T. Hague  Stephen    T. Hague



                                                        10

                                 ACKNOWLEDGMENTS

STATE OF                                              :
                                            :ss.
COUNTY OF                                            :

On this day of , 19 , before me, a notary public, the
-----
undersigned officer, personally appeared who acknowledged himself/herself to be the of , a corporation, and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.






                                                                 Notary Public







STATE OF   New York                 :
                                    :ss.
COUNTY OF     New York     :

         On this 29th day of September, 1998, before me, a notary public, the undersigned officer, personally appeared Stephen T. Hague who acknowledged himself to be the Vice President of Franklin Credit Management Corp., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.







                                                                 Notary Public

                                   EXHIBIT A-1

                                  Loan Schedule

                                   EXHIBIT A-2

                              REAL ESTATE SCHEDULE



                                      NONE

                                    EXHIBIT B

                                  BILL OF SALE

                BILL OF SALE, dated September 17,1998, from HomeGold Financial, Inc., (?Seller?) to Franklin
Credit Management Corp. , (?Purchaser?).

                WHEREAS, pursuant to the Loan and Real Estate Purchase Agreement, dated as of September 17, 1998 by and between the Purchaser and the Seller (the ?Agreement?), the Seller agreed to grant, sell, assign, convey, transfer and deliver to the Purchaser, servicing released, the portfolio of mortgage loans set forth on Exhibit A-1 attached hereto (hereinafter referred to as the ?Purchase Assets?).

                NOW, THEREFORE, in consideration of the payment of $ and other valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Seller by these presents does hereby sell, convey, transfer, assign, set over to, and vest in, the Purchaser, its successors and assigns, all of the Sellers right, title and interest, legal or equitable, in and to the Purchased Assets. The terms of this Bill of Sale shall not supersede the terms of the Agreement.

                IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed as of the date first written above.

HOMEGOLD FINANCIAL, INC.


By:    /s/Laird Minor


                       Name:  Laird Minor


                       Title  :   Executive Vice President

                                    EXHIBIT C

                                     FORM OF
                         OFFICER?S CERTIFICATE OF SELLER

I, Laird Minor , hereby certify to
Franklin Credit Management Corp. (the ?Purchaser?), that I am the duly elected or appointed Executive Vice
President of HomeGold Financial, Inc., a South Carolina corporation (the ?Seller?), and further as follows:

                1. The Seller is in good standing under the laws of the State of South Carolina as of the date hereof and no event has occurred which has affected the good standing of the Seller under such laws.

                2. There are no actions, suits or proceedings pending (nor, to my knowledge, are any actions, suits or proceedings threatened), against or affecting the Seller which if adversely determined, individually or in the aggregate, would adversely affect the Sellers obligations under the Loan and Real Estate Purchase Agreement, dated as of September 17, 1998, (the ?Purchase Agreement?), between the Seller and the Purchaser.

                3. Each person who, as an officer or representative of the Seller, signed the Purchase Agreement and any other document delivered prior hereto or on the date hereof in connection with the purchase described in the Purchase Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                Capitalized terms used, but not otherwise defined herein, shall have the meanings set forth in the Purchase Agreement.

                IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Date:      Oct. 1                                  ,1998

Seller: HOMEGOLD FINANCIAL, INC.

By:          /s/Laird Minor


                       Name :   Laird Minor


[Seal]

I, , the (Assistant)
Secretary of HomeGold
Financial, Inc. a South Carolina corporation, hereby certify that is the duly elected or appointed, qualified and acting of the Seller and that the signature appearing above is his genuine signature.

                IN WITNESS WHEREOF, I have hereunto assigned my name.



Date:                                                                By:


Name:
Title:

                                    EXHIBIT D

                                     FORM OF
                       OFFICER?S CERTIFICATE OF PURCHASER

                I, Stephen T. Hague, hereby certify to HomeGold Financial, Inc. (the ?Seller?), that I am the duly elected or appointed Vice President of Franklin Credit Management Corp., a Delaware Corporation (the ?Purchaser?), and further as follows:

                1. The Purchaser is in good standing under the laws of the State of Delaware as of the date hereof and no event has occurred which has affected the good standing of the Purchaser under such laws.

                2. There are no actions, suits or proceedings pending (nor, to my knowledge, are any actions, suits or proceedings threatened), against or affecting the Purchaser which if adversely determined, individually or in the aggregate, would adversely affect the Purchasers obligations under the Loan and Real Estate Purchase Agreement, dated as of September 17, 1998 the Purchaser.

                3. Each person who, as an officer or representative of the Purchaser, signed the Purchase Agreement and any other document delivered prior hereto or on the date hereof in connection with the purchase described in the Purchase Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                Capitalized terms used, but not otherwise defined herein, shall have the meanings set forth in the Purchase Agreement.

                IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Purchaser.

Date:   September 29                                 1998
Purchaser: Franklin Credit Management Corp.

By:     /s/Stephen T. Hague


                       Name : Stephen T. Hague
                       Title   : Vice President


[SEAL]

                I, John T. Devine , the Secretary of Franklin Credit Management Corp., a Delaware corporation, hereby certify that Stephen T. Hague is the duly elected or appointed, qualified and acting Vice President of the Purchaser and that the signature appearing above is his genuine signature.

                IN WITNESS WHEREOF, I have hereunto assigned my name.



Date:                                                                  By:


Name:
Title:

                      EXHIBIT A-1 - Loan Schedule (Omitted)


                Note Number
                Name
                Principal
                Interest Rate
                Interest Accrued
                Purchase Discount

                         The Company undertakes to promptly supply the omitted material to the Commission if requested to do so.

         Exhibit 10(e)(i) Term Loan and Security Agreement between Emerge 64 Corporation (a wholly owned subsidiary of the Company) and The Citizens
 Banking Company.

                        TERM LOAN AND SECURITY AGREEMENT

         LOAN AGREEMENT, dated as of September 17, 1998, between Emerge 64 Corporation, a New York corporation, (the "Borrower") and The Citizens Banking Company (the "Bank").

         The Borrower is the owner of certain Promissory Notes purchased from the Homegold Financial Inc., hereinafter collectively called the "Notes") and being further described and listed in the attached Exhibit "A".

         The Borrower has requested the Bank to make a loan evidenced by a Promissory Note in the principal amount of Twenty Six Million Two Hundred Thirteen Thousand Five Hundred Three Dollars and Fifty-nine Cents ($26,213,503.59) (the "Note") together with interest at a floating rate of Prime, with an initial rate of Eight and One-half Percent (8 1/2%) (the "Loan")."Prime Rate" shall mean the higher rate of interest as published daily in the "Money Rates" Section of The Wall Street Journal, as titled "Prime Rate".

         Pursuant to the terms of this Loan Agreement, the Bank is willing to make the Loan to the Borrower, upon the pledge of collateral security of, among other things, (i) an assignment of Borrower's interest in that certain Loan Sale Agreement (the "Purchase Agreement") assigned to Borrower by Franklin Credit Management Corporation on September 17, 1998, the Notes purchased thereunder and the collateral securing such Notes, such Loan Sale Agreement originally entered into by and between Franklin Credit Management Corporation, as purchaser, and Homegold Financial Inc., dated September 17, 1998; (ii) a Hypothecation Agreement entered into between Bank and Franklin Credit Management Corporation;
(iii) a Hypothecation Agreement entered into between Bank and Harrison Financial Corporation; (iv) a Hypothecation Agreement entered into between Bank and Harrison First Corporation; (v) a Hypothecation Agreement entered into between Bank and Six Harrison Corporation (vi) a Hypothecation Agreement entered into between Bank and Harrison Funding Corp.; (vii) a Hypothecation Agreement entered into between Bank and Harrison Financial Associates, Inc.; (viii) a
Hypothecation  Agreement  entered into between Bank and Greenwich Funding Corp,;
(ix) a Hypothecation Agreement entered into between Bank and Beach Funding Corp.; (x) a Hypothecation Agreement entered into between Bank and Ericsson Associates, Inc.; (xi) a Hypothecation Agreement entered into between Bank and Greenwich Management Corp.; (xii) a Hypothecation Agreement entered into between Bank and Greenwich First Corp.; (xiii) a Hypothecation Agreement entered into between Bank and Hudson Management Corp.; (xiv) a Hypothecation Agreement entered into between Bank; Tribeca Funding Corp.; (xv) a Hypothecation Agreement entered into between Bank and Jackson Union 28 Corp.; (xvi) a Hypothecation Agreement entered into between Bank and Mass Fed 29 Corp.; (xvii) a Hypothecation Agreement entered into between Bank and N.Y. Apt. 33 Corporation, (xviii) a Hypothecation Agreement entered into between Bank and ARK 38 Corporation; (xix) a Hypothecation Agreement entered into between Bank and Kearny 39 Corp.; (xx) a Hypothecation Agreement entered into between Bank and New Haven 40 Corporation; (xxi) a Hypothecation Agreement entered into between Bank and North Fork 41 Corp.; (xxii) a Hypothecation Agreement entered into between Bank and Norwich 42 Corp.; (xxiii) a Hypothecation Agreement entered into between Bank and St. Pete 43 Corporation; (xxiv) a Hypothecation Agreement entered into between Bank and Fort Granite 44 Corporation; (xxv) a Hypothecation Agreement entered into between Bank and Jersey 45 Corporation; (xxvi) a Hypothecation Agreement entered into between Bank and Rontex 1617 Corporation; (xxvii) a Hypothecation Agreement entered into between Bank and Shelton 46 Corporation; (xxviii) a Hypothecation Agreement entered into between Bank and CAPT 47 Corporation; (xxix) a Hypothecation Agreement entered into between Bank and Garfield 48 Corporation; (xxx) a Hypothecation Agreement entered into between Bank and Calsecond 49 Corporation (xxxi) a Hypothecation Agreement entered into between Bank and Newport 50 Corporation; (xxxii) a Hypothecation Agreement entered into between Bank and DAPT 51 Corporation; (xxxiii) a Hypothecation Agreement entered into between Bank and New Haven 53 Corporation; (xxxiv) a Hypothecation Agreement entered into between Bank and Island 52 Corporation; (xxxv) a Hypothecation Agreement entered into between Bank and Madison 54 Corporation; (xxxvi) a Hypothecation Agreement entered into between Bank and Branford 55 Corporation; (xxxvii) a Hypothecation Agreement entered into between Bank and Coast 56 Corporation; (xxxviii) a Hypothecation Agreement entered into between Bank and Home Fed 57 Corporation; (xxxix) a Hypothecation Agreement entered into between Bank and New Haven 58 Corporation; (xxxx) a
Hypothecation Agreement entered into between Bank and Rapid Point 60 Corp.; (xxxxi) a Hypothecation Agreement entered into between Bank and Kearny 61 Corp; (xxxxii) a Hypothecation Agreement entered into between Bank and Coast 62 Corp., and (xxxxiii) a Hypothecation Agreement entered into between Bank and New Haven 63 Corporation, referred to herein individually or collectively as the "Collateral") (all documents executed in connection with the Loan shall be herein referred to collectively as the "Documents").

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Loan. Upon the terms and conditions set forth herein, the Bank agrees to make on or about September 17, 1998 the Loan to the Borrower which shall be evidenced by and paid in accordance with the terms and provisions of the Note of the Borrower payable to Bank in the form of Exhibit B annexed hereto with the blanks appropriately completed. Nothing contained herein shall be deemed to alter or diminish the Borrower's absolute and unconditional obligation to make the payments to the Bank required under the terms of the Note.

         2. Place of Payments. Payment of principal, interest and other sums due or to become due with respect to the Loan and all the Obligations (hereinafter defined) are to be made at the office of the Bank referred to herein, or such other place as the Bank shall designate to the Borrower in writing, in lawful money of the United States of America and in immediately available funds.

             It is further understood that all payments to be received by the Borrower on the Notes shall be mailed directly to the following addresses:

                  Emerge 64 Corporation
                  P.O. Box 159
                  Salineville, OH 43945

             Each account will then be deposited directly to Checking Account No. . The daily collected balance from this account will be applied as hereinafter set forth.

         3. Application of Note Payments. So long as no Event of Default (hereinafter defined) or event which, with notice, lapse of time or the happening of any further condition, event or act would constitute an Event of Default ("Default"), shall have occurred and be continuing, each payment of an installment due under the Loan, received by the Bank shall be applied as follows:
         a.       Interest
         b.       Principal
         c.       Escrow
         d. All remaining funds from the collateral payments shall be placed into a cash deposit account and pooled with funds from additional accounts as identified in the attached Exhibit C
         e. Disbursement of funds, if available from such pooled account, up to $375,000.00 per month to
                  Franklin Credit Management Corporation
         f. Remaining funds in the account to be applied as additional principal curtailments on a contributory basis per loan transaction for the funds

remaining in said account
                           Additionally,   the  Loan  shall  be  reviewed  on
a
                  quarterly basis and if, in the sole discretion of Citizens, there has been a substantial reduction in the principal on
                  said Loan, then said Loan shall be reamortized over the remainder of the twenty year amortization period to reduce the required monthly payment. If such reduction occurs, there shall be a loan modification prepared, executed by the parties, and attached to the applicable Documents.

         4.  Attorney-in-Fact.

                  (a) The Borrower hereby authorizes the Bank to do every act and thing in the name of the Borrower or the Bank which the Bank may deem advisable to enforce the terms of the Notes or Collateral, and the Borrower hereby irrevocably appoints the Bank its true and lawful attorney, with full, irrevocable power and authority in the name of the Borrower and with full power of substitution and revocation, to demand, enforce, collect, receive, give a receipt for and give releases for any monies due or to become due under or arising out of the Notes, or Collateral, or any policy of insurance or indemnity relating to the Notes, to endorse all checks and other instruments, and to do and take all such other actions relating to the Notes, or to file any claims or institute any proceedings for the foregoing, which the Bank deems necessary.

                  The Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) The powers conferred on the Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Bank shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for the Bank's gross negligence or wilful misconduct.

         5. Conditions of the Loan. The obligation of the Bank to make the Loan is subject to the satisfaction of the following conditions either precedent to or concurrently with the date on which the Bank makes the Loan (the "Closing Date"):

                  (a) There shall have occurred no material adverse change in the business or the financial condition of the Borrower since the date of the most recent audited financial statements furnished to Bank.

                  (b) All acts, conditions and things (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done or performed or to have happened prior to the execution, delivery and performance of this Loan Agreement, and the Note shall have been done and performed to the satisfaction of the Bank and its legal counsel.

                  (c) The Bank shall have received certified copies satisfactory to it of all of the corporate documents and proceedings taken by the Borrower authorizing and approving the execution, delivery and performance of this Loan Agreement, the Loan and all other Documents.

                  (d) The Bank shall have received an opinion of counsel to the Borrower, dated the Closing Date, satisfactory in form and substance to the Bank.

                  (e) The Note shall have been duly executed and delivered to the Bank.

                  (f) The Bank shall have received a copy of the assignment of the Purchase Agreement to Borrower.

                  (g) There shall be executed and delivered to the Bank, an assignment under which the Borrower assigns to the Bank Borrower's interest in the Notes, the Purchase Agreement and Borrower's interest in any documents evidencing any interest the Borrower may have in the Notes, including the Collateral for the Notes.

                  (h) The Bank shall have received the Notes endorsed to Bank.

                  (i) The representations, warranties and agreements set forth in this Loan Agreement shall be true and correct as of the Closing Date and no Default or Event of Default shall exist on the Closing Date.

                  (j) All legal matters incident to the transaction herein contemplated shall be satisfactory to designated counsel to the Bank.

                  (k) All other documents reasonably required by the Bank, on/or, subsequent to the Closing Date, by the Bank shall have been received.

                  (l) Borrower shall provide to Bank a Power of Attorney granting unto Bank the right to complete mortgage assignments or any other applicable assignments of the collateral which secures the Notes.

                  (m) The Bank shall have received the following: a Hypothecation Agreement entered into between Bank and Franklin Credit Management Corporation; a Hypothecation Agreement entered into between Bank and Harrison Financial Corporation; a Hypothecation Agreement entered into between Bank and Harrison First Corporation; a Hypothecation Agreement entered into between Bank and Six Harrison Corporation a Hypothecation Agreement entered into between Bank and Harrison Funding Corp.; a Hypothecation Agreement entered into between Bank and Harrison Financial Associates, Inc.; a Hypothecation Agreement entered into between Bank and Greenwich Funding Corp,; a Hypothecation Agreement entered into between Bank and Beach Funding Corp.; a Hypothecation Agreement entered into between Bank and Ericsson Associates, Inc.; a Hypothecation Agreement entered into between Bank and Greenwich Management Corp.; a Hypothecation Agreement
entered into between Bank and Greenwich First Corp.; a Hypothecation Agreement entered into between Bank and Hudson Management Corp.; a Hypothecation Agreement entered into between Bank; Tribeca Funding Corp.; a Hypothecation Agreement entered into between Bank and Jackson Union 28 Corp.; a Hypothecation Agreement entered into between Bank and Mass Fed 29 Corp.; a Hypothecation Agreement
entered  into  between  Bank and  N.Y.  Apt.  33  Corporation,  a  Hypothecation
Agreement  entered  into between Bank and ARK 38  Corporation;  a  Hypothecation
Agreement entered into between Bank and Kearny 39 Corp.; a Hypothecation Agreement entered into between Bank and New Haven 40 Corporation; a Hypothecation Agreement entered into between Bank and North Fork 41 Corp.; a
Hypothecation Agreement entered into between Bank and Norwich 42 Corp.; a Hypothecation Agreement entered into between Bank and St. Pete 43 Corporation; a Hypothecation Agreement entered into between Bank and Fort Granite 44 Corporation; a Hypothecation Agreement entered into between Bank and Jersey 45 Corporation; a Hypothecation Agreement entered into between Bank and Rontex 1617 Corporation; a Hypothecation Agreement entered into between Bank and Shelton 46 Corporation; a Hypothecation Agreement entered into between Bank and CAPT 47 Corporation; a Hypothecation Agreement entered into between Bank and Garfield 48 Corporation; a Hypothecation Agreement entered into between Bank and Calsecond 49 Corporation; a Hypothecation Agreement entered into between Bank and Newport 50 Corporation; a Hypothecation Agreement entered into between Bank and DAPT 51 Corporation; a Hypothecation Agreement entered into between Bank and New Haven 53 Corporation; a Hypothecation Agreement entered into between Bank and Island 52 Corporation ; a Hypothecation Agreement entered into between Bank and Madison 54 Corporation; a Hypothecation Agreement entered into between Bank and Branford 55 Corporation; a Hypothecation Agreement entered into between Bank and Coast 56 Corporation; a Hypothecation Agreement entered into between Bank and Home Fed 57 Corporation; a Hypothecation Agreement entered into between Bank and New Haven 58 Corporation; a Hypothecation Agreement entered into between Bank and Rapid Point 60 Corp.; a Hypothecation Agreement entered into between Bank and Kearny 61 Corp.; a Hypothecation Agreement entered into between Bank and Coast 62 Corp.; and a Hypothecation Agreement entered into between Bank and New Haven 63 Corporation.

         6. Assignments, Encumbrances and Transfers. The Borrower shall not, without the prior written consent of the Bank, assign, convey, transfer, sell, exchange, lease or otherwise dispose of any of its right, title or interest in, to or under this Loan Agreement, the Notes or any of the Collateral, or create, incur or suffer to exist any lien, charge, mortgage, security interest or encumbrance upon any of the Collateral (except the security interests and the assignments created or effected by this Loan Agreement).

             Provided, however, the parties hereto agree that although the Borrower shall be the record holder and owner of the Notes, it shall submit to the Bank the original of said Notes, and pursuant to the Power of Attorney granted herein by the Borrower in favor of Bank, the Bank may take steps as necessary to protect its interest.

         7. Representations and Warranties. The Borrower represents and\ warrants that:

                  (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of New York (ii) has the power and authority to purchase and hold or own the Notes and carry on its business as now being conducted, (iii) is qualified to do business in every jurisdiction where such qualification is necessary and (iv) has the power to execute, deliver and perform this Loan Agreement, and the Note and to borrow under this Loan Agreement, and to pledge the Collateral as hereunder described.

                  (b) The execution, delivery and performance of this Loan Agreement, the Note and the borrowing under this Loan Agreement (i) have been duly authorized by all requisite action on the part of the Borrower, (ii) will not violate any provision of law, any order of any court or other agency of government or the charter or by-laws (or similar documents) of the Borrower or any indenture, agreement or other instrument to which the Borrower is a party, or by which it or any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, and (iii) do not require the consent or approval of any federal, state, municipal or other governmental department, board, bureau, agency or instrumentality, domestic or foreign.

                  (c) This Loan Agreement, the Note and the other Documents have each been duly executed by the Borrower and constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their terms.

                  (d) As of the date hereof, the Borrower is not insolvent within the meaning of applicable State or Federal law.

                  (e) No litigation, arbitration, investigation or administrative proceedings of or before any court, tribunal or governmental body is presently pending or threatened against the Borrower, or against its property which, if adversely determined, would have a material adverse effect on its business, assets or financial condition.

                  (f) The Borrower has good, valid and marketable title to the Notes, free and clear of all liens, claims and encumbrances to the Notes except for the liens, claims and encumbrances of the Bank pursuant to this Loan Agreement, and no financing statements or mortgages securing repayment of the Notes other than those naming the Bank as secured party are on file in any public office.

                  (g) The Borrower has the power and authority to and does hereby convey to the Bank a valid and continuing first security interest and lien in and upon the Notes, as evidenced by the assignment of the Notes and Collateral.

                  (h) The Borrower is not an Investment Company under the Investment Company Act of 1940.

                  (i) The Borrower's chief executive office is located at 6 Harrison Street, New York, New York
10013.

                  (j) All other documents reasonably requested by the Bank, on/or, subsequent to the Closing Date, shall be submitted to Bank.

                  (k) The Borrower has not entered into any understanding or agreement (oral or in writing) relating to the Notes, the transactions contemplated thereby, or any of the transactions contemplated or permitted by this Loan Agreement, with any person or entity, other than the Bank.

         (l) Borrower warrants that the Loan is made pursuant and subject to the terms of that certain Agreement dated March 20, 1997, between Franklin Credit Management Corporation and Bank (the "Agreement") and that the Loan once made shall be included as an Exhibit C loan (as identified on the Agreement) and be subject to the terms and conditions of said Agreement, a copy of said Agreement is attached hereto as Exhibit and made a part hereof.

         8. Borrower's Covenants.  The Borrower covenants and agrees as follows:

                  (a) The Borrower will promptly give written notice to the Bank of (i) the occurrence of any Default or Event of Default of which it has knowledge, (ii) the occurrence of any loss respecting the Notes of which it has knowledge, (iii) the commencement, threat of which the Borrower has knowledge of, any material litigation or other proceedings affecting the Borrower or the Collateral or that might materially interfere with the normal business operations of the Borrower.

                  (b) The Borrower will (i) duly observe and conform to all valid requirements of governmental authorities necessary to the performance of its obligations under this Loan Agreement, including the payment of all sales, use, property or other tax, license, toll, inspection or other fee, and obtaining any bond, permit or certificate, (ii) maintain its corporate existence and obtain and keep in full force and effect all rights, franchises, licenses and permits which are necessary to the proper conduct of its business and (iii) obtain or cause to be obtained as promptly as possible any governmental, administrative or agency approval and make any filing or registration therewith which shall be required with respect to the performance of its obligations under this Loan Agreement and all of the Documents.

                  (c) The Borrower will duly observe and perform all covenants and obligations to be performed by it under the Documents.

                  (d) The Borrower will promptly, at any time and from time to time, at its sole expense, execute and deliver to the Bank such further instruments and documents, and take such further action, as the Bank may from time to time reasonably request in order to carry out the intent and purpose of this Loan Agreement and all of the Documents, and to establish and protect the rights, interests and remedies created, or intended to be created, in favor of the Bank hereby and thereby, including, without limitation, the execution, delivery, recordation and filing of financing statements continuation statements or mortgage assignments with respect to the Collateral. With respect to the Collateral, the Borrower hereby authorizes the Bank, in such jurisdictions, where such action is authorized or permitted by law, to effect any such recordation or filing without the signature of the Borrower thereto and the Bank's expenses with respect thereto shall be payable by the Borrower on demand and Bank shall provide copies of such filings to the Borrower. The Borrower will pay, or reimburse the Bank for, any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation and protection of the Bank's security interests in the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or liens, charges or encumbrances of any nature upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Bank's interests therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral; and all such amounts that are paid by the Bank shall, until reimbursed by the Borrower, constitute further obligation of the Borrower secured by the Collateral.

                  (e) The Borrower will not create, assume or suffer to exist any lien, claim, charge or encumbrance of any kind upon any of the Collateral, of or by any individual (or association of individuals), entity or governmental instrumentality, claimed or asserted against, through or under the Borrower.

                  (f) The Borrower will not change its chief executive office or remove its books and records concerning the Collateral from the address herein, unless it shall have given at least 30 days' prior written notice of such change or removal to the Bank, specifying the new address or addresses.

                  (g) Without limiting the generality of any other provision hereof, the Borrower shall indemnify, protect, save and keep harmless the Bank from and against any reduction in the amount payable out of the Collateral to the Bank, or any other loss, cost or expense (including legal fees) incurred by the Bank, as the result of the Borrower's breach of clause (e) of this paragraph.

         9. Indemnity.

                  (a) The Borrower hereby agrees to indemnify and hold the Bank harmless from and against all costs, claims and expenses, including reasonable attorney's fees incurred in connection with the performance of the Bank's duties or in enforcing its rights hereunder or under any of the Documents. The Bank may rely upon and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed by the proper party or parties.

                  (b) With respect to any payments received by the Bank on behalf of the Borrower, the Borrower hereby acknowledges that the Bank is acting solely as a collection agent at the Borrower's request and for its convenience; that the Bank shall not be deemed to be the agent of any other party and that the Bank shall not be liable to any other party hereto or to any third party for any act of omission on its part unless arising from bad faith or wilful misconduct.

                  (c) The Borrower agrees to pay when due, and to indemnify and hold the Bank harmless from, all license, filing and registration fees and assessments, and all sales, use, property, excise and other taxes and charges (other than those measured by the Bank's net income) now or hereafter imposed by any governmental body or agency upon or with respect to this Loan Agreement, the Loan, or the creation and continued perfection of the security interests created hereby, and any of the Collateral.

                  (d) The indemnities set forth in this paragraph shall survive the expiration or earlier termination of this Loan Agreement with respect to acts or events occurring or alleged to have occurred prior to such expiration or earlier termination.

         10. Default. If any one or more of the following events (herein called "Events of Default") shall occur:

                  (a) default in the payment of any installment of principal or interest when due under the
Note; or

                  (b) default by the Borrower in the observance or performance of any other agreement hereunder or under any agreement or document given to evidence or secure the Loan and such default shall continue for a period of 30 days. The Bank agrees to give Borrower notice of such default within a reasonable time, but in no event shall failure by the Bank to give such notice constitute a waiver of the Bank's right or a release of Borrower's obligations hereunder or under such agreement or document; or

                  (c) if any warranty or representation or statement of any material fact made by the Borrower in connection with the Loan, whether contained in any related document, this Loan Agreement or any certificate or other related document delivered to the Bank in connection herewith proves to be untrue in any material respect; or

                  (d) the Borrower shall file a petition, answer or consent for relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy law or other similar law, or consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, fiscal agent, sequestrator (or other similar official) of the Borrower or of any substantial part of its property, or if the Borrower fails generally to pay any of its debts as they become due, or if corporate action shall be taken for the purpose of effecting any of the foregoing; or

                  (e) an order or decree shall be entered by any court of competent jurisdiction approving a petition for relief in respect of the Borrower or of all or a substantial part of its assets, providing for the appointing of a receiver, liquidator, assignee, trustee, custodian , fiscal agent or sequestrator (or similar official) of the Borrower or of a substantial part of its property or ordering the winding-up, dissolution or liquidation of its affairs, and such order or decree shall continue unstayed and in effect for a period of 60 days; or

                  (f) Franklin Credit Management Corporation shall materially breach the Agreement;

THEN, if such Event of Default has occurred, the Note (with interest accrued thereon), and all other amounts then owing by the Borrower hereunder and pursuant to other loans and advances made by the Bank to the Borrower collateralized by the Notes shall become and be immediately due and payable, all without presentment, demand, protest or notice of any kind; and, in the case of any other Event of Default, the Bank may declare the Note (with interest accrued thereon), and all other amounts then owing by the Borrower collateralized by an assignment of the Notes, to be due and payable, whereupon the same shall become and be immediately due and payable, all without presentment, demand, protest or notice of any kind; and, in addition to all other rights and remedies granted to the Bank in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Note or Notes, the Bank may pursue all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code or other applicable law and or all right provided herein, or in any other applicable security or loan agreement, all of which rights and remedies, to the full extent permitted by the law, shall be cumulative. Without limiting the generality of the foregoing, the Borrower agrees that in any such event, the Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Borrower or any person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Bank's offices or elsewhere at Bank, such prices as it may deem best, for cash, credit or for future delivery without assumption of any credit risk. The Bank shall have the right upon any such public sale or sales, to the extent permitted by law, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby expressly released. The Borrower further agrees, at the Bank's request, to assemble the Collateral, make it available to the Bank at places which the Bank shall reasonably select, whether at the Borrower's premises or elsewhere. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale (after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any or all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorney's fees and legal expenses) to the payment in whole or in part of the Loan in such order as the Bank may elect and only after so applying such net proceeds and after the payment of the Bank of any other amount required by any provision of law need the Bank account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages, and demands against the Bank arising out of the repossession, retention or sale of the Collateral provided and to the extent that such claims, damages and demands do not result from the gross negligence or wilful misconduct of the Bank or its agents. The Borrower agrees that the Bank need not give more than 30 days' notice (which notification shall be deemed given when mailed by an overnight delivery service, postage prepaid, addressed to the Borrower at its address set forth herein) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

         11. Notices: All notices and other communications hereunder shall be in writing and shall be deemed given when delivered in person or by a nationally recognized overnight courier service, or three (3) days after being deposited in the United States Mail, first class, registered or certified, return receipt requested, with postage prepaid and addressed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


         The Borrower:
                  6 Harrison Street
                  New York, New York 10013


         The Bank:

                  P.O. Box 159
                  Salineville, OH 43945

         With a copy to:
                  Rick L. Hull
                  Hull Law Office
                  66 East Main Street
                  Salineville, OH 43945

         12. Receipt of Funds by Borrower. Should the Borrower, notwithstanding the grant to the Bank of a first priority security interest in and to the Collateral at any time while any of the Loan remain unsatisfied, receive any amount representing funds due, or proceeds of, any of the Collateral, such sums shall be held by the Borrower in trust for the Bank, shall be segregated from other funds of the Borrower, and shall be immediately paid by the Borrower to the Bank in the form so received, together with any necessary endorsement thereon.

         13. Lien; Setoff by Bank. The Borrower hereby grants to the Bank a continuing lien for any and all present and future indebtedness and obligations of the Borrower to the Bank upon any and all monies, securities and other property of the Borrower, and the proceeds thereof, now or hereafter held or received by, or in transit to, the Bank from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of the Borrower with, and any and all claims of the Borrower against, the Bank, at any time existing. Upon the occurrence of an Event of Default, the Bank is hereby authorized at any time and from time to time, without notice to the Borrower, to setoff, appropriate and apply any or all items hereinabove referred to which are property of the Borrower against the Borrower's outstanding obligation plus interest accrued thereon.

         14. Payment of Expenses and Taxes; Performance by Bank of Borrower's Obligations.

                  (a) The Borrower agrees, whether or not the transactions contemplated by this Loan Agreement, shall be consummated, to pay (i) a merchant banking fee in the sum of $262,135.04, which fee is hereby incorporated into the principal amount of the Loan, (ii) all costs and expenses of the Bank in connection with the negotiation, preparation, execution and delivery of this Loan Agreement, and the other documents relating hereto, including, without limitation, the reasonable fees and disbursements of counsel to the Bank (not to exceed $6,000.00), (iii) all fees and taxes in connection with the filing or recording of this Loan Agreement or any other document or instrument required hereby (including, without limitation, the filing of financing statements and (iv) all costs and expenses of the Bank in connection with the enforcement of this Loan Agreement and the Loan, including all legal fees and disbursements arising in connection therewith. The Borrower also agrees to pay, and to indemnify and save the Bank harmless from any delay in paying all taxes, including without limitation, sales, use, stamp and personal property taxes (other than any corporate income, capital, franchise or similar taxes payable by the Bank with respect to the payments made to the Bank hereunder or thereunder) and all license, filing, and registration fees and assessments and other charges, if any, which may be payable or determined to be payable in connection with the execution, delivery and performance of this Loan Agreement or the Note or any modification thereof.

                  (b) If the Borrower fails to perform or comply with any of its agreements contained herein and the Bank shall itself perform or comply, or otherwise cause performance or compliance with such agreement, the expenses of the Bank incurred in connection with such performance or compliance, together with interest thereon at the rate provided for in the Note, shall be payable by the Borrower to the Bank on demand and until such payment, shall constitute an obligation secured by the Collateral.

         15. Litigation. Borrower agrees that, upon written notice from the Bank, the Borrower will permit the Bank to bring any claims or suits against any party to this or any of the Documents, in the Borrower's name, and with respect thereto, the Bank agrees to hold harmless from and indemnify the Borrower for any liabilities arising from or under such claims or suits which arise from the Bank's gross negligence or wilful misconduct. The Bank shall keep the Borrower reasonably informed as to the progress and status of such claims or suits.

         16. Submission to Jurisdiction. The parties agree to irrevocably submit to the jurisdiction of the federal and state courts of the State of Ohio, and hereby waive any objections which they might have now or hereafter to the laying of venue for any suit, action or proceeding based upon or arising out of this Loan Agreement, the Notes or the Documents in any such court.

         17. No Waiver, Cumulative Remedies. No failure to exercise, and no delay in exercising on the part of the Bank, any right, power or privilege hereunder or under the Note or under any of the other Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any other right, power or privilege hereunder or thereunder preclude any other or further exercise hereof or thereof or the exercise of any right, power or privilege. The rights and remedies of the Bank hereunder and under the Note or the Documents are cumulative and not exclusive of any rights or remedies provided by law, and all such rights and remedies may be exercised singly or concurrently.

         18. Survival of Agreement, etc. All agreements, representations and warranties made herein, in the Note, the Documents and in any certificate, financial or other statement furnished at any time under or in connection with Loan Agreement, shall survive the delivery of the Note and the making of the Loan hereunder.

         19. Modifications, etc. Neither this Loan Agreement, the Note nor any provision of the Documents may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties.

         20. Construction. This Loan Agreement, the Note, and Documents and the rights and obligations of the parties hereunder and thereunder, shall be construed and interpreted in accordance with the laws of the State of Ohio, without giving effect to principles of conflict of laws.

         21. Successors. This Loan Agreement, the Note and Documents shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

         22. Entire Agreement. This Loan Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and all prior discussions, understandings, arrangements and agreements relating thereto are merged herein.

         23. Partial Invalidity. If any provision of this Loan Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Loan Agreement as a whole, but this Loan Agreement shall be construed as though it did not contain the particular provision or provisions held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to the extent as shall be permitted by law.

         IN WITNESS WHEREOF, the parties have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                             Borrower:        Emerge 64 Corporation
                                                    A New York Corporation
                                                     /s/Stephen T. Hague

By:      Stephen T. Hague
                                 Vice President

                               Bank:            The Citizens Banking Company

                                                  /s/Frank W. Layman


By:      Frank W. Layman
                                 Vice President

                                 PROMISSORY NOTE

                                             $26,213,503.59
                               New York, New York
                               September 17, 1998

         FOR VALUE RECEIVED, Emerge 64 Corporation, a New York corporation, (the "Borrower"), hereby unconditionally promises to pay to the order of The Citizens Banking Company (the "Bank"), at P.O. Box 159 , Salineville, Ohio 43945, the sum of Twenty Six Million Two Hundred Thirteen Thousand Five Hundred Three Dollars and Fifty-nine Cents ($26,213,503.59) together with interest on any outstanding principal balance at a floating rate of Prime, with an initial rate of Eight and One-half Percent (8 1/2%).

         This Note shall be for a term of Thirty Six (36) months, amortized over a term of Two Hundred Forty (240) months, providing for interest only payments for the first six (6) months of the loan beginning October 1, 1998. Beginning with the payment due April 1, 1999, there shall be monthly principal payments of One Hundred Fourteen Thousand Seven Hundred Ninety One Dollars and Sixty-seven Cents ($109,222.93), plus interest as billed monthly until maturity.

         The interest rate charged herein shall be adjusted monthly as changes in the Prime Rate occurs. "Prime Rate" shall mean the higher rate of interest as published daily in the "Money Rates" Section of The Wall Street Journal, as titled "Prime Rate".

         Amounts payable on this Note are payable in lawful money of the United States of America in immediately available funds at the offices of the Bank and in good and available funds, or at such other address as the holder of the Note may designate in writing.

         If this Note or any installment hereof becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of Ohio, the due date thereof shall be extended to the next succeeding full business day.

         This Note is the Note referred to in the Term Loan and Security Agreement (the "Loan Agreement"), dated the date hereof, between the Borrower and the Bank, and is entitled to the benefits thereof and is subject to mandatory payment in whole or in part as provided therein and is further subject to the terms of that certain Agreement executed by Franklin Credit Management Corporation and Bank on March 20, 1997, a copy of which is attached hereto and made a part hereof.

         This Note is secured by certain collateral as more fully described and provided in the Loan Agreement.

         Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note may be declared to be immediately due and payable as provided in the Loan Agreement.

Promissory Note
Page 2
September 17, 1998




         Prepayment of this Loan is subject to the terms as more fully outlined in the Agreement referred to above.

         This Note shall be construed in accordance with and governed by the laws of the State of Ohio without giving effect to the principles thereof relating to the conflict of laws. For any dispute arising under this Note or in connection herewith, the Borrower hereby irrevocably submits to, consents to, and waives any objection to, the jurisdiction of the courts of the State of Ohio or the United States Courts for the Northern District of Ohio. Trial by jury is waived by the Borrower for collection hereof.

         It is the intention of the parties hereto to comply strictly with the usury laws of the State of Ohio and applicable Federal law; therefore, it is agreed that notwithstanding any provision to the contrary in this Note, no such provision shall require the payment or permit the collection of interest in excess of the maximum amount permitted by law.


                                                     Emerge 64 Corporation
                                                     A New York Corporation




                                                          /s/Stephen T. Hague
By:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                                   ASSIGNMENT


         The undersigned, Franklin Credit Management Corporation, a New York Corporation, ("Franklin") for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby irrevocably, absolutely, and unconditionally, sells, assigns, transfers and sets over unto Emerge 64 Corporation ("Emerge") all the right, title and interest of Franklin in, to and under the following:

         (1) All rights of Franklin created under that certain Purchase Agreement ("Purchase Agreement") entered into by and among Franklin Credit Management Corporation and Homegold Financial Inc., dated September 17, 1998.

         (2) All Promissory Notes purchased by Franklin pursuant to the above referenced Purchase Agreement.

         (3)      All Collateral securing repayment of the Promissory Notes

         Franklin further represents to Emerge as follows:

         a. All Collateral Documents and all signatures thereon are, to the best of their knowledge, genuine. The Collateral Documents have not been altered or modified by them or by any other person or entity.

         b.       It has no actual  notice or knowledge of the  existence of any
                  (i) pending claims (including fraud claims), litigation, offsets or other charges with respect to the Collateral Documents or (ii) default under the Collateral Documents or any condition which, with notice and/or passage of time, would constitute an event of default under the Collateral Documents.

         This Assignment shall apply to and bind Franklin and its successors and assigns.

         IN WITNESS WHEREOF, Franklin has executed this Assignment this 17th day of September, 1998.


                                            Franklin Credit Management
Corporation
                             A New York Corporation

                                            /s/Stephen T. Hague


BY:      Stephen T. Hague
                                 Vice President

                                   ASSIGNMENT


         The undersigned, Emerge 64 Corporation, a New York Corporation, ("Emerge") for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby irrevocably, absolutely, and unconditionally, sells, assigns, transfers and sets over unto The Citizens Banking Company ("Citizens") all the right, title and interest of Emerge in, to and under the following:

         (1) All rights of Emerge created under that assignment from Franklin Credit Management Corporation of its interest under that certain Purchase Agreement ("Purchase Agreement") entered into by and between Franklin Credit Management Corporation and Homegold Financial Inc. September 17, 1998.

         (2) All Promissory Notes purchased by Franklin pursuant to the above referenced Purchase Agreement.

         (3) All Collateral for the repayment of the Promissory Notes referred to in item 2 herein.

         Emerge further represents to Citizens as follows:

         a. All Collateral Documents and all signatures thereon are, to the best of their knowledge, genuine. The Collateral Documents have not been altered or modified by them or by any other person or entity.

         b.       It has no actual  notice or knowledge of the  existence of any
                  (i) pending claims (including fraud claims), litigation, offsets or other charges with respect to the Collateral Documents or (ii) default under the Collateral Documents or any condition which, with notice and/or passage of time, would constitute an event of default under the Collateral Documents.

         This Assignment shall apply to and bind Emerge and its successors and assigns.

         IN WITNESS WHEREOF, Emerge has executed this Assignment this 17th day of September, 1998.


                                                        Emerge 64 Corporation
                                                        A New York Corporation

                                                           /s/Stephen T. Hague

By:      Stephen T. Hague
                                                              Vice President

                                POWER OF ATTORNEY


         Emerge 64 Corporation, a corporation organized existing under the laws of the State of New York, with its principal office at 6 Harrison Street, City of New York, County of New York and State of New York, appoints The Citizens Banking Company ("Citizens"), 10 East Main Street, Village of Salineville, County of Columbiana and State of Ohio as its attorney-in-fact in and for the State of Ohio for the following purposes:
         To accept possession of all deeds, leases, mortgages and assignments of mortgages and deeds of trust and conveyance hereunder; and execute any and all instruments in writing whatever kind and nature, if they be necessary, and be necessary and deemed proper by Citizens to effectively assure its appropriate collateral lien position in the mortgages presently owned by Emerge 64 Corporation which were pledged by the corporation to Citizens as collateral.
         The authority of this attorney-in-fact, to exercise any powers granted, will commence on the date of execution hereof and will remain in effect until the indebtedness owed by the corporation to Citizens is satisfied in full.
         Authority to grant this Power of Attorney was conferred by resolution of the Board of Directors of Emerge 64 Corporation dated September 16, 1998. A copy of said resolution is attached hereto. Emerge 64 Corporation, through its Board of Directors ratifies and confirms everything that the attorney-in-fact may lawfully do by virtue of this instrument.

         Dated this 16th day of September, 1998.


                                                     Emerge 64 Corporation
                                                     A New York Corporation

                                                         /s/Stephen T. Hague



By:      Stephen T. Hague
                                                              Vice President



THE STATE OF NEW YORK
                                            SS:
NEW YORK  COUNTY

         Before me a Notary Public in and for said County and State, personally appeared Stephen T. Hague, Vice President of Emerge 64 Corporation, the corporation which executed the foregoing instrument, who acknowledged that he did sign said instrument on behalf of said corporation and by authority of its Board of Directors; and is the free corporate deed of the corporation.

         In Testimony Whereof, I have hereunto set my hand and fixed my official seal on this 16th day of September, 1998.






NOTARY PUBLIC

Exhibit 10(e)(ii) Hypothecation Agreements between the Company, certain of its wholly owned subsidiaries and The Citizens Banking Company.

                           HYPOTHECATION AGREEMENT
                               New York, New York
                               September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Franklin Credit Recovery Funds II, VII, VIII, X, XII, XIV, XVIII, XIX, and XX, which limited partnerships are now part of Franklin Credit Management Corporation (all of which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.


Address:                   FRANKLIN CREDIT MANAGEMENT CORPORATION
6 Harrison Street          A NEW YORK CORPORATION
New York, New York 10013


                           /s/Stephen T. Hague


                             STEPHEN T. HAGUE, VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
                               New York, New York
                               September 17, 1998

Ohio,as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

A lien position on all the promissory notes previously pledged to Bank from Harrison Financial Corporation, a New York corporation (which property and proceeds are called "Property").
f stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits,stock dividends, iquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, bsolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment whe due of any of the Liabilitiesor if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without urther demand and notice to Debtor or the undersigned, assign or sell, without advertisement, Il or any part of the Property at public or private sale.At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned.After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order f preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    HARRISON FINANCIAL CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013



                                            /s/Stephen T. Hague


                       BY:          STEPHEN T. HAGUE
                                            VICE PRESIDENT

                             HYPOTHECATION AGREEMENT

                             New York, New York
                              September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Harrison First Corporation, a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    HARRISON FIRST CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013



                                            /s/Stephen T. Hague

 BY:      STEPHEN T. HAGUE

                                            VICE PRESIDENT

                             HYPOTHECATION AGREEMENT

                                          New York, New York
                                          September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Six Harrison Corporation, a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    SIX HARRISON CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013



                                                        /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
                                     New York, New York
                                     September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Harrison Funding Corporation, a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    HARRISON FUNDING CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013



                                                 /s/Stephen T. Hague


                                                 BY:     STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
                              New York, New York

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Tribeca Funding Corporation, a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    TRIBECA FUNDING CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013



                                                           /s/Stephen T. Hague

                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
                              New York, New York
                              September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Greenwich First Corporation, a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    GREENWICH FIRST CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                        /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
                              New York, New York
                              September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Greenwich Management Corporation, a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                            GREENWICH  MANAGEMENT CORPORATION
6 Harrison Street                   A NEW YORK CORPORATION
New York, New York 10013



                                                       /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
                              New York, New York
                             September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Hudson Management Corporation, a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    HUDSON MANAGEMENT CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013



                                                         /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT

The undersigned pledges to The Citizens Banking Company("Bank")Salineville,Ohio as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Greenwich Funding Corporation, a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    GREENWICH FUNDING CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013

/s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT


Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Ericsson Associates, Inc., a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    ERICSSON ASSOCIATES, INC.
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013



                                                     /s/Stephen T. Hague


BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
                               New York, New York
                               September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Jackson Union 28 Corp., a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    JACKSON UNION 28 CORP.
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013



                                                           /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
                               New York, New York
                               September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Mass Fed 29 Corporation a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                MASS FED 29 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
                  New York, New York 10013 /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
                               New York, New York
                               September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from N.Y. Apt. 33, Corporation a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    N.Y. APT. 33 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013



                                                          /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
                               New York, New York
                               September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Beach Funding Corporation a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    BEACH FUNDING CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013



                                                          /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from ARK 38 Corporation, a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above,  undersigned  pledges the stock
 and
securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities"   include  all  indebtedness  and  obligations  of  Debtor
 and/or
undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the
 Property
free  from  any  right  of  redemption,  which  right  is  expressly  waived by
undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said
proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    ARK 38 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                          /s/Stephen T. Hague



                                                 BY:      STEPHEN T. HAGUE
                                                            VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Harrison Financial Associates, Inc., a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    HARRISON FINANCIAL ASSOCIATES, INC.
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013



                                                          /s/Stephen T. Hague



                                                   BY:      STEPHEN T. HAGUE
                                                             VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Kearny 39 Corp., a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    KEARNY 39 CORP.
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013



                                                      /s/Stephen T. Hague



                                                BY:      STEPHEN T. HAGUE
                                                         VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
                               New York, New York
                               September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from New Haven 40 Corp., a New York corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    NEW HAVEN 40 CORP.
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013



                                                    /s/Stephen T. Hague


                                               BY:      STEPHEN T. HAGUE
                                                        VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville,Ohio, as security for any and all Liabilities of Emerge 64 Corporation,a New York corporation, ("Debtor"),and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from North Fork 41 (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect,absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    NORTH FORK 41 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                       /s/Stephen T. Hague



                                                  BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"),and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Norwich 42(which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock ividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale,Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned.After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    NORWICH 42 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                           /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from St. Pete 43 Corporation, a New York Corporation, (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    ST. PETE 43 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                           /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Fort Granite 44 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities"   include  all  indebtedness  and  obligations  of  Debtor  and undersigned to Bank of every kind and description, direct or indirect, absolute r contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    FORT GRANITE 44 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                       /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Jersey 45 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    JERSEY 45 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                         /s/Stephen T. Hague

BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Rontex 1617 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    RONTEX 1617 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                           /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Shelton 46 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    SHELTON 46 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                          /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from CAPT 47 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    CAPT 47 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                           /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Garfield 48 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    GARFIELD 48 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                           /s/Stephen T. Hague

BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Calsecond 49 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    CALSECOND 49 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                           /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Newport 50 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    NEWPORT 50 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                           /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from DAPT 51 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    DAPT 51 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                           /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from New Haven 53 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    NEW HAVEN 53 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                          /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Island 52 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    ISLAND 52 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                          /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Madison 54 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    MADISON 54 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                           /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Branford 55 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    BRANFORD 55 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                           /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Coast 56 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    COAST 56 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                           /s/Stephen T. Hague


BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Home Fed 57 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    HOME FED 57 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                        /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from New Haven 58 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    NEW HAVEN 58 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                          /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from Rapid Point 60 Corporation (which property and proceeds are called "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    RAPID POINT 60 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                        /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                              VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New York corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously  pledged to Bank
         from  Kearny  61  Corp.   (which   property  and  proceeds  are  called
         "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities" include all indebtedness and obligations of Debtor and/or undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon
undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public
or private sale. At such sale, Bank may purchase all or any part of the
 Property
free  from  any  right  of  redemption,  which  right  is  expressly waived  by
undersigned. After deducting all expenses of every kind Bank may hold all or any
part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's
Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written
revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    KEARNY 61 CORP.
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                      /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                         VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville,
 Ohio,
as security for any and all  Liabilities  of Emerge 64  Corporation,  a New
 York
corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously  pledged to
 Bank
         from  Coast  62  Corp.   (which   property   and  proceeds  are
called
         "Property").

If stock and/or securities are listed above, undersigned pledges the stock and securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities"   include  all  indebtedness  and  obligations  of  Debtor
and/or
undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising
 and
howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is  authorized  to  transfer  or register in its name or in the name of its
nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public
or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by
undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to  undersigned,  Bank may deal with the Property as if
the Property were owned by Debtor.  Undersigned  waives, to the extent permitted
by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned  agrees that this  Agreement  shall  remain if effect  until
 Bank's
Collateral  Loan Department  receives,  from  undersigned or from undersigned's
legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of
 Bank's
rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    COAST 62 CORP.
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                     /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                       VICE PRESIDENT

                             HYPOTHECATION AGREEMENT
New York, New York
September 17, 1998

Undersigned pledges to The Citizens Banking Company ("Bank") Salineville, Ohio, as security for any and all Liabilities of Emerge 64 Corporation, a New
 York
corporation, ("Debtor"), and/or any and all Liabilities of undersigned to Bank, the following described property:

         A lien position on all the promissory notes previously pledged to Bank from New Haven 63 Corporation, (which property and proceeds are called
         "Property").

If stock and/or securities are listed above,  undersigned  pledges the stock
 and
securities created as a result of splits, stock dividends, liquidating dividends or payments.

"Liabilities"   include  all  indebtedness  and  obligations  of  Debtor
 and/or
undersigned to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, including all extensions and renewals thereof to which undersigned consents.

Bank is authorized to transfer or register in its name or in the name of its nominee all or any part of the Property. Bank shall have no duty to collect or to protect the Property or any income therefrom, not to preserve rights against prior parties, nor to exercise any warrant or option or preserve any right pertaining thereto, beyond the safe custody of the Property. Bank shall at all times have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Ohio Revised Code.

Upon nonpayment when due of any of the Liabilities or if Bank shall deem itself insecure, Bank may, within fifteen (15) days of the date demand was made upon undersigned and without further demand and notice to Debtor or the undersigned, assign or sell, without advertisement, all or any part of the Property at public or private sale. At such sale, Bank may purchase all or any part of the Property free from any right of redemption, which right is expressly waived by undersigned. After deducting all expenses of every kind Bank may hold all or any part of the net proceeds of said sale as security for, or may apply said proceeds on, the Liabilities in such order of preference as Bank may determine.

After demand for payment to undersigned, Bank may deal with the Property as if the Property were owned by Debtor. Undersigned waives, to the extent permitted by law, any and all rights under the Ohio Revised Code.
Notice of acceptance hereof is waived.

Undersigned agrees that this Agreement shall remain if effect until Bank's Collateral Loan Department receives, from undersigned or from undersigned's legal representative, if undersigned is deceased or incompetent, a written revocation of this Agreement. Any revocation shall not affect any of Bank's rights arising prior to the receipt of the notice of revocation.

This Agreement shall be governed by Ohio law.

Address:                                    NEW HAVEN 63 CORPORATION
6 Harrison Street                           A NEW YORK CORPORATION
New York, New York 10013


                                                   /s/Stephen T. Hague



BY:      STEPHEN T. HAGUE
                                                    VICE PRESIDENT